LETTER OF TRANSMITTAL
                  To Exchange the 9.5% Convertible Subordinated
                      Debentures Due September 19, 1997 of
                AUTOLEND GROUP, INC. (formerly CAPX Corporation)
                                       For
                      Shares of Common Stock and Shares of
       14% Cumulative Convertible Preferred Stock of AutoLend Group, Inc.

                  The Exchange Offer will expire at 5:00 p.m., New York City Time, on November 20, 1996, unless the Exchange Offer is extended.
                                    --------

                  THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL SHOULD BE CAREFULLY READ BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
                                    --------

                  This Letter of Transmittal should be sent to the Company at the following address:

                              AUTOLEND GROUP, INC.

                 By Mail, Overnight Courier or Hand Delivery to:
                               The Bradbury Court
                           215 Central Avenue, NW 3-B
                          Albuquerque, New Mexico 87102

                     By Facsimile Transmission 505-768-1111

               To Confirm Facsimile Transmission Call 505-768-1000

                  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. COMPLIANCE WITH THE EXERCISE PROCEDURES PROVIDED BY CEDEL BANK, S.A. AND EUROCLEAR IN ITS NOTICE ACCOMPANYING THIS LETTER OF TRANSMITTAL IS REQUIRED TO MAKE A VALID TENDER IN THE EXCHANGE OFFER.

                                    --------

                  IF YOU REQUIRE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR THE ACCOMPANYING OFFERING CIRCULAR OR ADDITIONAL INFORMATION REGARDING THE PROCEDURES FOR EXCHANGE, PLEASE CONTACT, BY TELEPHONE, TELEX OR FACSIMILE, EITHER EUROCLEAR OR CEDEL BANK, S.A., DEPENDING ON WHICH FACILITY MAINTAINS THE ACCOUNT IN WHICH YOUR DEBENTURES ARE REGISTERED, AT THE FOLLOWING ADDRESS:

If to EUROCLEAR:                               If to CEDEL BANK, S.A.:

Euroclear Operations Center                    Cedel Bank, Head Office
Boulevard Emile Jacqmain 151                   67 Bd Grande-Duchesse Charlotte
B-1210 Brussels, Belgium                       L-1331 Luxembourg
Attn:  Serge Mampaey                           Attn:  Claire Davey
       Custody/Corporate Events                       OCE/Custody Events
Telephone No.:  322-224-1184                   Telephone No.:  352-44-99-2253
Fax No.      :  322-224-1459                   Fax No.      :  352-44-99-28248
Telex        :  61025                          Telex        :  2791


==================================================================================================================================
BOX 1                                              DESCRIPTION OF DEBENTURES SURRENDERED
==================================================================================================================================
                          (All holders must furnish the
                  information requested below) Name and Address
             of Holder(s) as it Appears on Security Position Listing
              at CEDEL BANK, S.A. or EUROCLEAR, as the case may be
                (Kindly indicate address corrections, if any, in
               Box 2 below titled "Special Mailing Instructions")
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Principal       Principal Amount
                                                                                        Amount                  Tendered
                                                                                         Held (1)               For Exchange (2)









                                                                                ---------------------------------------------------
                                                                                   $                         $
                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------

===================================================================================================================================

(1) Unless otherwise indicated in the column "Principal Amount Tendered For
Exchange," any tendering holder of Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labelled
"Aggregate Principal Amount Held."

(2) The minimum permitted tender is $1,000 in principal amount of Debentures and all tenders must be in integral multiples of $1,000 principal amount of Debentures.


======================================================================================================================
BOX 2                                       SPECIAL MAILING INSTRUCTIONS
======================================================================================================================

TO BE COMPLETED ONLY if the certificates for the AutoLend Stock are to be mailed to a person or an address different from that which appears in Box 1. See
Instruction 5.

Mail to:

Name:
                 (Please print or type)

Address:

                 (Include Zip Code)

Address Correction or New Record Address?

/ / Check this box if the above address is intended to be either an address correction or new record address for the holder(s) named in Box 1 and is to be used for all future shareholder correspondence.

======================================================================================================================

Ladies and Gentlemen:

         Pursuant to an Offering Circular dated October 22, 1996 (the "Offering Circular"), AutoLend Group, Inc. (formerly known as CAPX Corporation), a Delaware corporation (the "Company"), has offered to each holder of the Company's outstanding 9.5% Convertible Subordinated Debentures Due September 19, 1997 (the "Debentures") the right to exchange each $1,000 principal amount of the Debentures outstanding which are tendered for exchange and not withdrawn for one Unit, each Unit consisting of (i) 100 shares of the Company's Common Stock, par value $.002 per share (the "Common Stock"), and (ii) such number of shares of the Company's 14% Cumulative Convertible Preferred Stock, par value $.002 per share (the "Preferred Stock"), as shall have an aggregate value, on the basis of a Stated Amount of $100 per share of Preferred Stock, equal to the difference between $1,000 and the market price for the 100 shares Common Stock comprising such Unit, calculated on the Expiration Date. The Preferred Stock and the Common Stock comprising the Unit are together sometimes herein called the "AutoLend Stock".

         The undersigned, as the registered record holder of the Debentures, upon the terms and subject to the conditions set forth in the Offering Circular, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Exchange Offer"), hereby agrees to tender to the Company the principal amount of Debentures indicated in Box 1 above in exchange for the AutoLend Stock. The undersigned understands that delivery of this Letter of Transmittal to the Company does not, in and of itself, constitute a valid and binding tender of the Debentures for exchange. A valid tender can only be made through strict compliance by the undersigned with the exercise procedures set forth in the Notification accompanying this Letter of Transmittal and prepared by EUROCLEAR or CEDEL BANK, S.A., depending upon which facility maintains the account in which the holder's Debentures are registered (the "Notification").

         By executing and delivering this Letter of Transmittal and complying with the Notification, and subject to and effective upon acceptance for exchange of the tendered Debentures, the undersigned will have irrevocably sold, assigned, transferred and exchanged to the Company all of the right, title and interest in, to and under all of the Debentures tendered for exchange hereby, and hereby will have appointed with respect to the Debentures Euroclear or Cedel Bank, S.A., as the case may be, as the true and lawful agent and attorney-in-fact of such holder of the Debentures, with full power of substitution, to instruct Kredietbank Luxembourg, S.A., as Depositary for the Debentures (the "Depositary"), to reflect the exchange of Debentures for AutoLend Stock on the account books maintained by the Depositary. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender the Debentures in connection with the Exchange Offer and that when such Debentures are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Debentures tendered for exchange hereby. In addition, the undersigned, by executing this Letter of Transmittal, is authorizing CEDEL BANK, S.A. and EUROCLEAR to provide the Company with the name of the registered holder, the principal amount of Debentures tendered for exchange by such registered holder, the registered address of such registered holder and such other information as the Company may request to facilitate the issuance and delivery of the AutoLend Stock being issued in exchange for tendered Debentures.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted validly tendered Debentures for exchange, and will be deemed to have exchanged the AutoLend Stock therefor, if, as and when the Company gives oral or written notice thereof to the Depository. Tenders of Debentures for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on Wednesday, November, 20, 1996, the expiration date of the Exchange Offer (the "Expiration Date"), unless extended, or as otherwise provided by law. See "The Exchange Offer - Withdrawal Rights" in the Offering Circular.

         Unless otherwise provided under "Special Mailing Instructions" (Box 2), you are hereby instructed to mail the certificate(s) representing the shares of AutoLend Stock to the address as set forth in Box 1. The undersigned acknowledges that the certificate(s) representing the AutoLend Stock will be issued only in the name of the registered holder of the Debentures so surrendered as set forth in Box 1 in order for the Exchange Offer to comply with certain exemptions from the registration requirements under the United States securities laws. The undersigned further acknowledges that the AutoLend Stock has not been registered under the United States Securities Act of 1933, as amended (the "Act"), and, therefore, the undersigned may not sell or otherwise transfer any shares of the AutoLend Stock or any interest in the AutoLend Stock unless such stock is registered under the Act and any applicable state securities or blue sky laws, or exemptions from registration under the Act and such laws are available. See "Transferability of Units" in the Offering Circular.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of each of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of such undersigned.





===============================================================================
BOX 3                                   ALL DEBENTUREHOLDERS MUST SIGN HERE
===============================================================================

         This Letter of Transmittal must be signed on the spaces immediately below and the information below completed by the holder of the Debentures exactly as the holder's name appears on Box 1. If signing is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please set forth full title and submit evidence (which must be satisfactory to the Company) of the authority to so act. See Instructions
2 and 4.

Signature____________________________________________________________________

Name(s)______________________________________________________________________

-----------------------------------------------------------------------------
                          (Please type or print)

Capacity (full title)_________________________________________________________

Address:______________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Principal Place of Business (if different from address listed above):
==============================================================================

Confirm Security Listing Position (check one):

___  CEDEL BANK, S.A.

___  EUROCLEAR

Account No.:  __________________________       Date                    , 1996
                                                   -------------------
===============================================================================

                            IMPORTANT TAX INFORMATION
FORM W-9

                  UNLESS YOU ARE AN EXEMPT HOLDER (SEE INSTRUCTION 7), PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FORM W-9 BELOW AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO MAY SUBJECT YOU TO BACK UP WITHHOLDING ON DIVIDENDS ON THE AUTOLEND STOCK THAT MIGHT BE PAYABLE IN THE FUTURE. SEE INSTRUCTION 7.


===================================================================================================================================
                       PAYER'S NAME: AUTOLEND GROUP, INC.
-----------------------------------------------------------------------------------------------------------------------------------
                                           Part 1--PLEASE PROVIDE YOUR TIN IN
SUBSTITUTE                                 THE BOX AT RIGHT AND CERTIFY BY
                                           SIGNING AND DATING BELOW                               Social Security Number
Form W-9
                                                                                                  OR
Department of the Treasury
Internal Revenue Service
                                                                                                  Employer Identification Number


 Payer's Request for Taxpayer              ----------------------------------------------------------------------------------------
 Identification Number (TIN)               Part 2--Certification Under Penalties of               Part 3--
                                           Perjury, I certify that:                               Awaiting TIN / /

                                           (1) The number shown on this form is
                                           my current taxpayer identification
                                           number (or I am waiting for a number
                                           to be issued to me) and

                                           (2) I am not subject to backup
                                           withholding either because I have not
                                           been notified by the Internal Revenue
                                           Service (the "IRS") that I am subject
                                           to backup withholdings as a result of
                                           a failure to report all interest or
                                           dividends, or the IRS has notified me
                                           that I am no longer subject to backup
                                           withholding.
                                         ------------------------------------------------------------------------------------------
                                           Certificate instructions-You must
                                           cross out item (2) in Part 2 above if
                                           you have been notified by the IRS
                                           that you are subject to backup
                                           withholding because of under
                                           reporting interest or dividends on
                                           your tax return. However, if after
                                           being notified by the IRS that you
                                           are subject to backup withholding you
                                           receive another notification from the
                                           IRS stating that you are no longer
                                           subject to backup withholding, do not
                                           cross out item (2).

                                           SIGNATURE _______________________________________________ DATE __________________

                                           NAME ____________________________________________________________________________

                                           ADDRESS _________________________________________________________________________

                                           CITY _____________________________________ STATE ________ ZIP CODE ______________

===================================================================================================================================

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECK THE BOX IN PART 3 OF SUBSTITUTION FORM W-9

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

_______________________________________________________    ____________________
  Signature                                                          Date

================================================================================


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS FOR FORM W-9 FOR FURTHER GUIDANCE ON PROPERLY COMPLETING THE FORM.

FORM W-8


         IF YOU ARE A NON-RESIDENT ALIEN INDIVIDUAL, FOREIGN ENTITY OR EXEMPT FOREIGN PERSON NOT SUBJECT TO CERTAIN U.S. INFORMATION RETURN REPORTING OR BACK-UP WITHHOLDING RULES, PLEASE COMPLETE THE CERTIFICATE OF FOREIGN STATUS ON FORM W-8 BELOW. YOU SHOULD CONSULT YOUR TAX ADVISOR, TOGETHER WITH THE ENCLOSED GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS, TO DETERMINE WHETHER YOU MEET THE REQUIREMENTS FOR USE OF THE FORM W-8.



Form W-8
(Rev. November 1992)                   Certificate of Foreign Status
Department of the Treasury
Internal Revenue Service


------------------------------------------------------------------------------------------------------------------------------------
            Name of owner (if joint account, also give joint owner's name.) (See Specific Instructions.)        U.S. taxpayer
                                                                                                                identification
                                                                                                                number (if any)

            ------------------------------------------------------------------------------------------------------------------------
            Permanent Address (See Specific Instructions.) (Include apt. or suite no.)
Please
Print       ------------------------------------------------------------------------------------------------------------------------
or          City, province or state, postal code, and country
Type
            -----------------------------------------------------------------------------------------------------------------------
            Current mailing address, if different from permanent address (include apt. or suite no., or P.O. box if mail is not delivered to street adress.)

            -----------------------------------------------------------------------------------------------------------------------
            City, town or post office, state, and ZIP code (if foreign address, enter city, province or state, postal code, and country.)

            -----------------------------------------------------------------------------------------------------------------------
List account information      Account number           Account type             Account number              Account type
here (Optional, see
Specific instruction.)
------------------------------------------------------------------------------------------------------------------------------------
Notice of Change in Status. - To notify the payer, mortage interest recipient, broker or barter exchange that you no longer
qualify for exemption, check here.                                                                                             |   |
If you check this box, reporting will begin on the account(s) listed.
------------------------------------------------------------------------------------------------------------------------------------
              Certification. - (Check applicable box(es)). Under penalties of perjury, I certify that:
              |   |  For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate or trust).
Please
Sign          |   |  For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership,
Here                 estate or trust).

              |   |  For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.


                     ---------------------------------------------------------------------------------------------------------------
                     Signature                                                            Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Form W-8 (Rev. 11-92)


                                  INSTRUCTIONS

1.  Execution and Delivery of Letter of Transmittal

         This Letter of Transmittal should be properly completed, dated, signed and mailed or hand delivered to the Company, at the address specified on the cover page of this Letter of Transmittal. Proper delivery of this Letter of Transmittal will not in and of itself constitute a valid tender of Debentures. A valid tender of Debentures shall occur only upon BOTH (i) timely delivery to the Company of a properly completed Letter of Transmittal and (ii) strict compliance with the exercise procedures established by CEDEL BANK, S.A. and EUROCLEAR as set forth in the Notification accompanying this Letter of Transmittal, to effect a change in the security listing position in respect of the tendered Debentures.

         THE METHOD OF TRANSMITTING OR DELIVERING THIS LETTER OF TRANSMITTAL IS AT YOUR OPTION, RISK AND ELECTION, BUT IF YOU SEND THIS LETTER OF TRANSMITTAL BY MAIL, IT IS RECOMMENDED THAT IT BE SENT BY CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED OR BY OVERNIGHT DELIVERY SERVICE. DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN ACTUALLY RECEIVED BY THE COMPANY.

         No alternative, conditional or contingent tenders will be accepted and only $1,000 principal amount of Debentures or integral multiples thereof will be accepted for exchange.

2.  Signatures; Name Change

         The Letter of Transmittal must be signed in Box 3 by or on behalf of the holder of the Debentures transmitted as such name appears on the books of account maintained by CEDEL BANK, S.A. or EUROCLEAR, as the case may be, depending upon which facility maintains the account in which the Debentures are registered. If the security listing position or account in which the Debentures are registered is registered in two or more names, all such persons, as record holders of the Debentures, must sign. The signature(s) on the Letter of Transmittal should correspond exactly to the name(s) written on Box 1. If the Debentures to be surrendered are held in different names or different forms of the same name, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different holders.

         For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown."


3.  Issuance of Certificates for AutoLend Stock in Same Name

         All certificates representing the AutoLend Stock to be issued in exchange for tendered Debentures will be registered only in the name of the record holder of the Debentures as set forth in Box 1 and only to the extent such name corresponds to the name(s) of the person(s) in whose names(s) the account in which the Debentures are credited is registered at either CEDEL BANK, S.A. or EUROCLEAR. No certificates for AutoLend Stock will be registered in the name of any beneficial holder of Debentures if such beneficial holder is other than the record holder of the tendered Debentures.


4.  Supporting Evidence

         In case this Letter of Transmittal is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary). Such documentary evidence of authority must be in form satisfactory to the Company.

5.  Special Instructions for Delivery of AutoLend Stock

         The certificates representing the AutoLend Stock will be mailed to the address of the holder(s) as indicated in Box 1 unless instructions to the contrary are given in Box 2 titled "Special Mailing Instructions."

6.  Improper Tender

         Shares of AutoLend Stock will be distributed only if, as set forth in Instruction 1 above, this Letter of Transmittal, properly completed and signed, is received by the Company prior to the Expiration Date and the exercise procedures established by CEDEL BANK, S.A. or EUROCLEAR, as the case may be, and as set forth in the Notification, are strictly complied with. The Company's interpretation of the terms and conditions of the Exchange Offer (including those contained in this Letter of Transmittal) will be final and binding on all of the parties.

         The Company reserves the absolute right to reject any or all surrenders that are defective or irregular and may request such additional documents as the Company deems appropriate to correct such defects or irregularities. However, the Company reserves the right at its discretion to waive any defect or irregularity in any tender as provided for herein, and upon such waiver the Company may treat and receive any such defective or irregular surrender as if no such defect or irregularity had been present. Surrenders will not be deemed to have been made until all defects or irregularities, which have not been waived, have been cured.

7.  Federal Tax Information

         The Form W-9 or, in the case of certain non-U.S. persons, the Form W-8, included in this Letter of Transmittal must be properly completed. Under United States income tax law, in order to avoid backup withholding on dividends on the AutoLend Stock that might be payable in the future, the U.S. Treasury Department requires that a taxpayer identification number be provided on the Form W-9 and that you certify that the taxpayer identification number provided on the Form W-9 is correct (or that you are awaiting a taxpayer identification number) and that (a) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. For individuals having a social security number, the taxpayer identification number is the same as your social security number. For others, a number will be furnished by the Treasury Department upon request, if you do not already have a taxpayer identification number.

         Failure to complete Form W-9 properly or, in the case of certain non-U.S. persons as described below, Form W-8, may subject you to a penalty and a federal backup withholding tax. If the backup withholding tax requirements apply to you, the Company may be required to withhold 31% of any dividend payments that might be made to you in the future.

         If you are an exempt holder (including, among others, all corporations and certain foreign individuals), you are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that person must submit a statement, signed under penalties of perjury, attesting to that individual's foreign status. This certification should be made on Form W-8 included in this Letter of Transmittal. A holder should consult such holder's tax advisor as to the qualification for an exemption for backup withholding and the procedure for obtaining such exemption. See the enclosed instructions for Form W-9 and Form W-8 for additional guidelines.

8.  Inquiries

         If you have any questions or need assistance relating to the Letter of Transmittal or the Notification, or require additional copies of the Letter of Transmittal or the Offering Circular, please contact by telephone, telex or facsimile either CEDEL BANK, S.A. or EUROCLEAR, as the case may be, at the addresses set forth on the cover page of this Letter of Transmittal.